                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                               December 5, 2000



                             Wal-Mart Stores, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)


        Delaware                  001-06991               71-0415188
        --------                  ---------               ----------

    (State or other           (Commission File           (IRS Employer
    Jurisdiction of               Number)             Identification No.)
     Incorporation)



                              702 S.W. 8th Street
                          Bentonville, Arkansas  72716
                          ----------------------------
             (Address of principal executive offices)  (Zip code)



              Registrant's telephone number, including area code:
                                (501) 273-4000
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Item 5.   Other Events.

     On December 19, 2000, Wal-Mart Stores, Inc. (the "Company") completed the offer and sale of (Pounds)500,000,000 aggregate principal amount of the Company's 5.75% Notes due 2030 (the "Notes"). Goldman Sachs International and Deutsche Bank Securities Inc. (the "Designated Underwriters") acted as the underwriters for the offering of the Notes pursuant to a Pricing Agreement, dated as of December 5, 2000, by and between the Company and the Designated Underwriters (the "Pricing Agreement"), pursuant to which the Designated Underwriters adopted and are deemed to have become a party to, and which incorporates by reference the terms of, that certain Underwriting Agreement, dated as of August 5, 1999, by and between the Company and the underwriters named therein. The series of (Pounds)500,000,000 5.75% Notes due 2030 was created pursuant to and is governed by the Company's Indenture, dated as of April 1, 1991, as amended by the First Supplemental Indenture, dated as of September 9, 1992, and the Second Supplemental Indenture, dated as of June 1, 2000, between the Company and Bank One Trust Company, NA, as successor in interest to The First National Bank of Chicago, as Trustee. The Notes were delivered in the form of one global note (the "Global Note") on December 19, 2000. Copies of the Pricing Agreement and the form of Global Note are attached as exhibits to this Current Report on Form 8-K.

     The Company offered and sold the substantial portion of the Notes outside the United States. Up to the equivalent of $100 million in aggregate principal amount of the Notes (the "U.S. Notes") have either been sold in the United States as a part of the offer and sale of the Notes or may be transferred to one or more U.S. Persons (as that term is defined in Regulation S of the Securities and Exchange Commission). The offer and sale of the U.S. Notes was made pursuant to the Company's Registration Statement on Form S-3 (Registration No. 333-82909) that was declared effective by the Securities and Exchange Commission on August 5, 1999.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     1(c) Pricing Agreement, dated as of December 5, 2000, by and among Wal-
          Mart Stores, Inc., Goldman Sachs International and Deutsche Bank Securities Inc. The Underwriting Agreement incorporated by reference in the Pricing Agreement was filed as Exhibit 1(a) to the Company's Registration Statement on Form S-3 (File No. 333-82909), which was declared effective on August 5, 1999.

     4(d) Form of Global Note representing the Wal-Mart Stores, Inc. 5.75%
          Notes Due 2030.
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  December 20, 2000

                                   WAL-MART STORES, INC.


                                   By: /s/ Thomas M. Schoewe
                                       --------------------------------------
                                       Name:  Thomas M. Schoewe
                                       Title: Executive Vice President
                                              and Chief Financial Officer
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                               INDEX TO EXHIBITS

Exhibit
 Number                              Description
-------                              -----------

1(c) Pricing Agreement, dated as of December 5, 2000, by and among Wal-Mart Stores, Inc., Goldman Sachs International and Deutsche Bank Securities Inc.

4(d) Form of Global Notes representing the Wal-Mart Stores, Inc. 5.75% Notes Due 2030